NEW RIVER FUNDS

Core Equity Fund

Small Cap Fund

 (series of New River Funds)

Supplement Dated July 21, 2008

to the Prospectus Dated January 18, 2008

(as supplemented on June 16, 2008)

This Supplement updates certain information contained in the above-referenced prospectus (the “Prospectus”) of New River Funds. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-866-672-3863, by visiting the New River Funds’ website at www.newriverfunds.com, or by writing to Northern Lights Distributors, LLC, attn: New River Funds, 4020 South 147th Street, Omaha, NE 68137.

Restructuring of New River Funds

New River Advisers LLC (“NRA”), the adviser to the New River Funds, and SouthernSun Asset Management, Inc. (“SouthernSun”), the sub-adviser to the New River Small Cap Fund, have recently proposed a restructuring plan whereby one series of the New River Funds would be integrated with and consolidated into a new series of The Northern Lights Fund Trust (“Northern Lights”) and the other series of the New River Funds would be liquidated (the “Restructuring Plan”). Both NRA and SouthernSun are wholly owned by CMT Holdings, Inc.  Northern Lights is a registered investment company that has the same distributor, Northern Lights Distributors, LLC, as the New River Funds. The Restructuring Plan is intended create a stronger New River Small Cap Fund, while eliminating the relatively small New River Core Equity Fund.

Reorganization

In connection with the Restructuring Plan, the Board of Trustees of New River Funds (the “Board”) on July 18, 2008, approved the following reorganizations for submission to the shareholders of New River Small Cap Fund for their consideration and approval:

•

New River Small Cap Fund is proposed to be reorganized into SouthernSun Small Cap Fund, a newly-created series within Northern Lights.  Until such time, NRA will remain the adviser and SouthernSun will remain the subadviser for New River Small Cap Fund and the portfolio management team will remain the same.  Following the reorganization, SouthernSun will be the adviser for the SouthernSun Small Cap Fund.

If approved, shareholders of the New River Small Cap Fund will become shareholders of the SouthernSun Small Cap Fund, and will receive Investor Class shares of the SouthernSun Small Cap Fund in exchange for the shares of the New River Small Cap Fund they hold.  Shareholders will receive proxy materials describing the reorganization in greater detail and seeking shareholder approval of the reorganization at a special shareholder meeting. The special shareholder meeting to consider and vote upon these transactions is anticipated to take place in October, 2008, and, if approved by shareholders, the reorganization will take place as soon as is practicable following the shareholder meeting.

Liquidation

The Board on July 18, 2008, approved a proposal to liquidate the New River Core Equity Fund (the “Liquidating Fund”). The Liquidating Fund will be liquidated on or about August 28, 2008 (the “Liquidation Date”).  Effective immediately, shares of the Liquidating Fund are no longer available for purchase.

Prior to their liquidation, shareholders of the Liquidating Fund may:

•	Remain invested in the Liquidating Fund;

•	Exchange their shares of the Liquidating Fund for shares of the New River Small Cap Fund; or

•	Redeem their shares.

As of the Liquidation Date, each shareholder will receive a liquidating distribution in cash equal to the shareholder’s proportionate interest in the net assets of the Liquidating Fund.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE LIQUIDATING FUND PRIOR TO AUGUST 28, 2008, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  Prior to August 28, 2008, you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" section in the Prospectus. The Liquidating Fund’s redemption fee on short-term investments will be waived. If you need assistance with your redemption, please contact the Liquidating Fund's transfer agent toll free at 1-866-672-3863.

You may be subject to federal, state, local or foreign taxes on exchanges, redemptions or liquidations of Liquidating Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Liquidating Fund.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Liquidating Fund shares.  If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

*

*

*

*

*

This Supplement and the existing Prospectus dated January 18, 2008, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated January 18, 2008, have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-866-672-3863.